Exhibit 21.1

Subsidiaries of Griffin-American Healthcare REIT II, Inc. as of March 28, 2012

Griffin-American Healthcare REIT II Holdings, LP (Delaware)

GA HC REIT II Champaign MOB, LLC (Delaware)

GA HC REIT II Gulf Plains MOB Portfolio, LLC (Delaware)

GA HC REIT II Lemont MOB, LLC (Delaware)

GA HC REIT II Midwestern MOB Portfolio, LLC (Delaware)

GA HC REIT II Naperville MOB, LLC (Delaware)

GA HC REIT II San Antonio MOB, LLC (Delaware)

GA HC REIT II San Antonio Surgical Hospital, LLC (Delaware)

GA HC REIT II Silver Star MOB Portfolio, LLC (Delaware)

GA HC REIT II Urbana MOB, LLC (Delaware)

G&E HC REIT II Alice MOB, LLC (Delaware)

G&E HC REIT II Athens LTACH, LLC (Delaware)

G&E HC REIT II Austell MOB, LLC (Delaware)

G&E HC REIT II Bastian SNF, LLC (Delaware)

G&E HC REIT II Benton Home Health MOB, LLC (Delaware)

G&E HC REIT II Benton Medical Plaza I & II MOB, LLC (Delaware)

G&E HC REIT II Boynton MOB, LLC (Delaware)

G&E HC REIT II Boynton MOB Member, LLC (Delaware)

G&E HC REIT II Bryant MOB, LLC (Delaware)

G&E HC REIT II Buckhead SNF, LLC (Delaware)

G&E HC REIT II Cape Girardeau LTACH, LLC (Delaware)

G&E HC REIT II Care Pavilion SNF, L.P. (Delaware)

G&E HC REIT II Carlsbad MOB, LLC (Delaware)

G&E HC REIT II Charlottesville SNF, LLC (Delaware)

G&E HC REIT II Cheltenham York SNF, L.P. (Delaware)

G&E HC REIT II Chula Vista MOB, LLC (Delaware)

G&E HC REIT II Cliveden SNF, L.P. (Delaware)

G&E HC REIT II Columbia LTACH, LLC (Delaware)

G&E HC REIT II Covington SNF, LLC (Delaware)

G&E HC REIT II Dixie-Lobo MOB Portfolio, LLC (Delaware)

G&E HC REIT II El Paso MOB, LLC (Delaware)

G&E HC REIT II Ennis MOB, LLC (Delaware)

G&E HC REIT II Fincastle SNF, LLC (Delaware)

G&E HC REIT II FLAGS MOB Portfolio, LLC (Delaware)

G&E HC REIT II Gainesville SNF, LLC (Delaware)

G&E HC REIT II Hardy Oak MOB, LLC (Delaware)

G&E HC REIT II Highlands Ranch Medical Pavilion, LLC (Delaware)

G&E HC REIT II Hobbs MOB, LLC (Delaware)

G&E HC REIT II Hope MOB, LLC (Delaware)

G&E HC REIT II Hot Springs SNF, LLC (Delaware)

G&E HC REIT II Jersey City MOB, LLC (Delaware)

G&E HC REIT II Joplin LTACH, LLC (Delaware)

G&E HC REIT II Lacombe MOB, LLC (Delaware)

G&E HC REIT II Lafayette Rehabilitation Hospital, LLC (Delaware)

G&E HC REIT II Lake Charles MOB, LLC (Delaware)

G&E HC REIT II Lakewood MOB I, LLC (Delaware)

G&E HC REIT II Lawton MOB Portfolio, LLC (Delaware)

G&E HC REIT II Lebanon SNF, LLC (Delaware)

G&E HC REIT II Livingston MOB, LLC (Delaware)

G&E HC REIT II Loma Linda Pediatric Specialty Hospital, LLC (Delaware)

G&E HC REIT II Low Moor SNF, LLC (Delaware)

G&E HC REIT II Lubbock MOB, LLC (Delaware)

G&E HC REIT II Lufkin MOB, LLC (Delaware)

G&E HC REIT II Maplewood Manor SNF, L.P. (Delaware)

G&E HC REIT II Maxfield Sarasota MOB, LLC (Delaware)

G&E HC REIT II Memphis SNF, LLC (Delaware)

G&E HC REIT II Midlothian SNF, LLC (Delaware)

G&E HC REIT II Milestone MOB Portfolio, LLC (Delaware)

G&E HC REIT II Millington SNF, LLC (Delaware)

G&E HC REIT II Mobile SNF, LLC (Delaware)

G&E HC REIT II Monument LTACH Portfolio, LLC (Delaware)

G&E HC REIT II Muskogee LTACH, LLC (Delaware)

G&E HC REIT II Okatie MOB, LLC (Delaware)

G&E HC REIT II Parkway Medical Center, LLC (Delaware)

G&E HC REIT II Philadelphia SNF Portfolio Holdings, LLC (Delaware)

G&E HC REIT II Philadelphia SNF Portfolio Holdings II, LLC (Delaware)

G&E HC REIT II Philadelphia SNF Portfolio Holdings GP, LLC (Delaware)

G&E HC REIT II Philadelphia SNF Portfolio SPE General Partner, LLC (Delaware)

G&E HC REIT II Philadelphia SNF Portfolio SPE Limited Partner, LLC (Delaware)

G&E HC REIT II Pocatello MOB, LLC (Delaware)

G&E HC REIT II Pocatello MOB JV, LLC (Delaware)

G&E HC REIT II Rockdale SNF, LLC (Delaware)

G&E HC REIT II Shreveport SNF, LLC (Delaware)

G&E HC REIT II Snellville SNF, LLC (Delaware)

G&E HC REIT II Southeastern SNF Portfolio, LLC (Delaware)

G&E HC REIT II Spokane MOB, LLC (Delaware)

G&E HC REIT II Spokane MOB Member, LLC (Delaware)

G&E HC REIT II Spokane Parking Garage, LLC (Delaware)

G&E HC REIT II St. Anthony North Denver MOB, LLC (Delaware)

G&E HC REIT II St. Vincent Cleveland MOB, LLC (Delaware)

G&E HC REIT II Surgical Hospital of Humble, LLC (Delaware)

G&E HC REIT II Sylva MOB, LLC (Delaware)

G&E HC REIT II Tempe MOB, LLC (Delaware)

G&E HC REIT II Tempe MOB Member, LLC (Delaware)

G&E HC REIT II Tucker House SNF, L.P. (Delaware)

G&E HC REIT II Victoria MOB, LLC (Delaware)

G&E HC REIT II Virginia SNF Portfolio, LLC (Delaware)

G&E HC REIT II Westminster SNF, LLC (Delaware)

G&E HC REIT II Wharton MOB, LLC (Delaware)

G&E HC REIT II Yuma SNF, LLC (Delaware)

G&E Healthcare REIT II Sartell MOB, LLC (Delaware)